Filed Pursuant to Rule 497(e)
Securities Act File No. 333-134979
Investment Company Act File No. 811-21908

Invested in meaningful change

THE BLUE FUND GROUP

THE BLUE LARGE CAP FUND

THE BLUE SMALL CAP FUND

Supplement dated August 1, 2007

to the

Statement of Additional Information dated April 30, 2007

Disclosure relating to the Trust's Principal Underwriter

Effective August 1, 2007, the section of the Statement of Additional Information captioned "Information about the Trust's Principal Underwriter" is revised to indicate that Foreside Distribution Services, LP (the "Underwriter") acts as the principal underwriter and distributor of the Funds' shares pursuant to a written agreement with the Trust. The Underwriter's principal address is 3435 Stelzer Road, Columbus, Ohio 43219.

BLU-SPSAI 0807